Exhibit 10.6

AIR

(Non-Residential)

AIR Commercial Real Estate Association

May 3, 2011
(Date for Reference Purposes)

1. Buyer.

1.1 BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company doing business in California as "22135 Alessandro, LLC" , ("Buyer") hereby offers to purchase the real property, hereinafter described, from the owner thereof ("Seller") (collectively, the "Parties" or individually, a "Party"), through an escrow ("Escrow") to close ~~30 or~~ see addendum ~~days after the waiver or expiration of the Buyer's Contingencies,~~ ("Expected Closing Date") to be held by Chicago Title Insurance Company, ("Escrow Holder") whose address is 4041 MacArthur Blvd., Suite 490, Newport Beach, California 92660 Attention: Dennis Chaplin , Phone No. (949) 724-3104 , Facsimile No. (949) 724-3186 upon the terms and conditions set forth in this agreement ("Agreement"). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly releases Buyer.

1.2 The term "Date of Agreement" as used herein shall be the date when by execution and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in writing whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon terms accepted by both Parties.

2. Property.

2.1 The real property ("Property") that is the subject of this offer consists of (insert a brief physical description) four existing buildings (containing a total of approximately 103,730 square feet, the "Buildings") located on approximately 19.12 acres of land (the "Land"), is located in the City of Moreno Valley , County of Riverside , State of California , is commonly known by the street address of 22201 and 22135 Alessandro Blvd. and is legally described as: See Exhibit "A" attached hereto and incorporated by reference

(APN: 297-130-034-1, 297-130-037-429, 297-130-038-5).

2.2 If the legal description of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal description shall be completed or corrected to meet the requirements of Chicago Title Insurance Company ("Title Company"), which shall issue the title policy hereinafter described.

2.3 The Property includes, at no additional cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribution systems (power panel, bus ducting, conduits, disconnects, lighting fixtures); telephone distribution systems (lines, jacks and connections only); space heaters; heating, ventilating, air conditioning equipment ("HVAC"); air lines; fire sprinkler systems; security and fire detection systems; carpets; window coverings; wall coverings; and ______ (collectively, the "Improvements").

2.4 The fire sprinkler monitor: ☐ is owned by Seller and included in the Purchase Price, ☐ is leased by Seller, and Buyer will need to negotiate a new lease with the fire monitoring company, ☒ ownership will be determined during Escrow, or ☐ there is no fire sprinkler monitor.

2.5 Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and equipment, which shall remain at the Property after Closing pursuant to the lease agreement ~~all of which shall be removed by Seller prior to Closing~~ that Seller and Buyer will entered into concurrently with the Closing.

3. Purchase Price. *See Addendum, Paragraph 12.*

~~3.1 The purchase price ("Purchase Price") to be paid by Buyer to Seller for the Property shall be $______, payable as follows:~~

~~(a) Cash down payment, including the Deposit as defined in paragraph 4.3 (or if an all cash transaction, the Purchase Price):~~ $______

(Strike if not applicable)

~~(b) Amount of "New Loan" as defined in paragraph 5.1, if any:~~ $______

~~(c) Buyer shall take title to the Property subject to and/or assume the following existing deed(s) of trust ("Existing Deed(s) of Trust") securing the existing promissory note(s) ("Existing Note(s)"):~~

~~(i) An Existing Note ("First Note") with an unpaid principal balance as of the Closing of approximately:~~ $______

~~Said First Note is payable at $______ per month, including interest at the rate of ______% per annum until paid (and/or the entire unpaid balance is due on ______).~~

~~(Strike if not applicable)~~

~~(ii) An Existing Note ("Second Note") with an unpaid principal balance as of the Closing of approximately:~~ $______

~~Said Second Note is payable at $______ per month, including interest at the rate of ______% per annum until paid (and/or the entire unpaid balance is due on ______).~~

~~(Strike if not applicable)~~ ~~(d) Buyer shall give Seller a deed of trust ("Purchase Money Deed of Trust") on the property, to secure the promissory note of Buyer to Seller described in paragraph 6 ("Purchase Money Note") in the amount of:~~

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$____________

~~Total Purchase Price:~~ $____________

~~3.2 If Buyer is taking title to the Property subject to, or assuming, an Existing Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees as a condition to the transfer of the Property, Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Existing Note.~~

4. **Deposits.**

4.1 ☐ ~~Buyer has delivered to Broker a check in the sum of $____________, payable to Escrow Holder, to be delivered by Broker to Escrow Holder within 2 or ___ business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or~~ ☐ ~~within 2 or ___ business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder Buyer shall deliver to Escrow Holder a check in the sum of $____________. If said check is not received by Escrow Holder within said time period then Seller may elect to unilaterally terminate this transaction by giving written notice of such election to Escrow Holder whereupon neither Party shall have any further liability to the other under this Agreement. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.~~

~~4.2 Additional deposits:~~

~~(a) ____________ Within 5 business days after the Date of Agreement, Buyer shall deposit with Escrow Holder the additional sum of $____________ to be applied to the Purchase Price at the Closing.~~

(x) ~~(b) Within 5 business days after the contingencies discussed in paragraph 9.1 (a) through (k) are approved or waived,~~ Buyer has delivered to Seller a ~~shall~~ deposit ~~with Escrow Holder the additional sum~~ of $100,000.00 ~~to~~ which was delivered to Seller outside of Escrow and which will be applied to the Purchase Price at the Closing.

4.3 Escrow Holder shall deposit any ~~the~~ funds deposited with it by Buyer pursuant to paragraphs 4.1 ~~and 4.2 (collectively~~ the "Deposit"), in a State or Federally chartered bank in a money market ~~an~~ interest bearing account whose term is appropriate and consistent with the timing requirements of this transaction. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Identification Number is as provided in Escrow . NOTE: Such interest bearing account cannot be opened until Buyer's Federal Tax Identification Number is provided.

~~5. **Financing Contingency.** (Strike if not applicable)~~

~~5.1 This offer is contingent upon Buyer obtaining from an insurance company, financial institution or other lender, a commitment to lend to Buyer a sum equal to at least ________% of the Purchase Price, on terms reasonably acceptable to Buyer. Such loan ("New Loan") shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days from receipt of the commitment setting forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to notify Escrow Holder, in writing, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.~~

~~5.2 Buyer hereby agrees to diligently pursue obtaining the New Loan. **If Buyer shall fail to notify its Broker, Escrow Holder and Seller, in writing within ________ days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan contingency.**~~

~~5.3 If, after due diligence, Buyer shall notify its Broker, Escrow Holder and Seller, in writing, within the time specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be entitled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancellation fees and costs, which Buyer shall pay.~~

~~6. **Seller Financing.** (Purchase Money Note). (Strike if not applicable)~~

~~6.1 If Seller approves Buyer's financials (see paragraph 6.5) the Purchase Money Note shall provide for interest on unpaid principal at the rate of ________% per annum, with principal and interest paid as follows:~~ ____________________

____

~~The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Existing Note(s) and/or the New Loan expressly called for by this Agreement.~~

~~6.2 The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3 (b)):~~

~~(a) Prepayment. Principal may be prepaid in whole or in part at any time without penalty, at the option of the Buyer.~~

~~(b) Late Charge. A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days after it is due.~~

~~(c) Due On Sale. In the event the Buyer sells or transfers title to the Property or any portion thereof, then the Seller may, at Seller's option, require the entire unpaid balance of said Note to be paid in full.~~

~~6.3 If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for notice of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.~~

~~6.4 **WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.**~~

~~6.5 Seller's obligation to provide financing is contingent upon Seller's reasonable approval of Buyer's financial condition. Buyer to provide a current financial statement and copies of its Federal tax returns for the last 3 years to Seller within 10 days following the Date of Agreement. Seller has 10 days following receipt of such documentation to satisfy itself with regard to Buyer's financial condition and to notify Escrow Holder as to whether or not Buyer's financial condition is acceptable. If Seller fails to notify Escrow Holder, in writing, of the disapproval of this contingency within said time period, it shall be conclusively presumed that Seller has approved Buyer's financial condition. If Seller is not satisfied with Buyer's financial condition or if Buyer fails to deliver the required documentation then Seller may notify Escrow Holder in writing that Seller Financing will not be available, and Buyer shall have the option, within 10 days of the receipt of such notice, to either terminate this transaction or to purchase the Property without Seller financing. If Buyer fails to notify Escrow Holder within said time period of its election to terminate this transaction then Buyer shall be conclusively presumed to have elected to purchase the Property without Seller financing. If Buyer elects to terminate, Buyer's Deposit shall be refunded less Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation.~~

~~7. **Real Estate Brokers.**~~

~~7.1 The following real estate broker(s) ("Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check the applicable boxes):~~

☐ ~~____________________ represents Seller exclusively ("Seller's Broker");~~

☐ ~~____________________ represents Buyer exclusively ("Buyer's Broker"); or~~

☐ ~~____________________ represents both Seller and Buyer ("Dual Agency").~~

~~The Parties acknowledge that Brokers are the procuring cause of this Agreement. See paragraph 24 regarding the nature of a real estate agency relationship. Buyer shall use the services of Buyer's Broker exclusively in connection with any and all negotiations and offers with respect to the Property for a period of 1 year from the date inserted for reference purposes at the top of page 1.~~

~~7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Brokers named in paragraph 7.1, and no broker or other person, firm or entity, other than said Brokers is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation, commission or charges which may be claimed by any broker, finder or other similar party, other than said named Brokers by reason of any dealings or act of the indemnifying Party.~~

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8. Escrow and Closing.

8.1 Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Parties, shall constitute not only the agreement of purchase and sale between Buyer and Seller, but also instructions to Escrow Holder for the consummation of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instructions restating or amending the Agreement unless specifically so instructed by the Parties ~~or a Broker herein~~. Subject to the reasonable approval of the Parties, Escrow Holder may, however, include its standard general escrow provisions.

8.2 As soon as practical after the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Parties ~~and Brokers~~, in writing, of the date ascertained.

8.3 Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and practice of the community in which Escrow Holder is located, including any reporting requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.

8.4 Subject to satisfaction of the contingencies herein described, Escrow Holder shall close this escrow (the "**Closing**") by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.

8.5 ~~Buyer and~~ Seller shall ~~each pay one-half of~~ the Escrow Holder's charges and ~~Seller shall pay~~ the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protection policy of title insurance. (See also paragraph 11) *Seller shall pay all costs associated with the sale of the Property, including without limitation, (i) the costs of any lender's title policy and any endorsements, and (ii) any lender points or fees for any loan to be secured by the Property. See Addendum, Paragraph 5.*

8.6 Escrow Holder shall verify that all of Buyer's contingencies have been satisfied or waived prior to Closing. The matters contained in paragraphs 9.1 subparagraphs (b), (c), (d), (e), (g), (i), (n), and (o), 9.4, 9.5, 12, 13, 14, 16, 18, 20, 21, 22, and 24 are, however, matters of agreement between the Parties only and are not instructions to Escrow Holder.

8.7 If this transaction is terminated for non-satisfaction and non-waiver of a Buyer's Contingency, as defined in paragraph 9.2, then neither of the Parties shall thereafter have any liability to the other under this Agreement, except to the extent of a breach of any affirmative covenant or warranty in this Agreement. In the event of such termination, Buyer shall be promptly refunded all funds deposited by Buyer with Escrow Holder, less only Title Company and Escrow Holder cancellation fees and costs, all of which shall be Seller's ~~Buyer's~~ obligation. If this transaction is terminated as a result of Seller's breach of this Agreement then Seller shall pay the Title Company and Escrow Holder cancellation fees and costs. *See Addendum, Paragraph 5.*

8.8 The Closing shall occur on the Expected Closing Date, or as soon thereafter as the Escrow is in condition for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual instructions of the Parties, a Party not then in default under this Agreement may notify the other Party, Escrow Holder, ~~and Brokers~~, in writing that, unless the Closing occurs within 5 business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.

8.9 Except as otherwise provided herein, the termination of Escrow shall not relieve or release either Party from any obligation to pay Escrow Holder's fees and costs or constitute a waiver, release or discharge of any breach or default that has occurred in the performance of the obligations, agreements, covenants or warranties contained therein.

8.10 If this sale of the Property is not consummated for any reason other than Seller's breach or default, then at Seller's request, ~~and as a condition to any obligation to return Buyer's deposit (see paragraph 21)~~, Buyer shall within 5 days after written request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property. Provided, however, that Buyer shall not be required to deliver any such report if the written contract which Buyer entered into with the consultant who prepared such report specifically forbids the dissemination of the report to others.

9. Contingencies to Closing.

9.1 The Closing of this transaction is contingent upon the satisfaction or waiver of the following contingencies. **IF BUYER FAILS TO NOTIFY ESCROW HOLDER, IN WRITING, OF THE DISAPPROVAL OF ANY OF SAID CONTINGENCIES WITHIN THE TIME SPECIFIED THEREIN, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER HAS APPROVED SUCH ITEM, MATTER OR DOCUMENT.** ~~Buyer's conditional approval shall constitute disapproval, unless provision is made by the Seller within the time specified therefore by the Buyer in such conditional approval or by this Agreement, whichever is later, for the satisfaction of the condition imposed by the Buyer.~~ Escrow Holder shall promptly provide all Parties with copies of any written disapproval or conditional approval which it receives. With regard to subparagraphs (a) through (m) the pre-printed time periods shall control unless a different number of days is inserted in the spaces provided.

(a) *Disclosure.* Seller shall make to Buyer, through Escrow, all of the applicable disclosures required by law (See AIR Commercial Real Estate Association ("**AIR**") standard form entitled "Seller's Mandatory Disclosure Statement") and provide Buyer with a completed Property Information Sheet ("**Property Information Sheet**") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR ~~within 10 or~~ 1 days following the Date of Agreement. Buyer has *until the Inspection Deadline (as defined in Paragraph 3 of the Addendum attached hereto and incorporated by reference)* ~~10 days from the receipt of said disclosures~~ to approve or disapprove the matters disclosed.

(b) *Physical Inspection.* Buyer has *until the Inspection Deadline* ~~10 or _____ days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later~~, to satisfy itself with regard to the physical aspects and size of the Property.

(c) *Hazardous Substance Conditions Report.* Buyer has *until the Inspection Deadline* ~~30 or _____ days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later~~, to satisfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Conditions Report concerning the Property and relevant adjoining properties. Any such report shall be paid for by ~~Seller~~ Buyer. A "**Hazardous Substance**" for purposes of this Agreement is defined as any substance whose nature and/or quantity of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare. A "**Hazardous Substance Condition**" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remediation and/or removal under applicable Federal, state or local law.

(d) *Soil Inspection.* Buyer has *until the Inspection Deadline* ~~30 or _____ days from the receipt of the Property Information Sheet or the Date of Agreement, whichever is later~~, to satisfy itself with regard to the condition of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by ~~Seller~~ Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 10 days of the Date of Agreement.

(e) *Governmental Approvals.* Buyer has *until the Inspection Deadline* ~~30 or _____ days from the Date of Agreement~~ to satisfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdiction over the Property and which Buyer deems necessary or desirable in connection with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabilities Act requirements, transportation and environmental matters.

(f) *Conditions of Title.* Escrow Holder shall cause a current commitment for title insurance *or a preliminary title report* ("**Title Commitment**") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("**Underlying Documents**"), and a scaled and dimensioned plot showing the location of any easements to be delivered to Buyer within ~~10 or~~ 1 days following the Date of Agreement. Buyer has *until the Inspection Deadline* ~~10 days from the receipt of the Title Commitment, the Underlying Documents and the plot plan~~ to satisfy itself with regard to the condition of title. ~~The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property after the Closing, shall not be considered a failure of this contingency, as~~ *Whether or not Buyer objects thereto, unless expressly stated elsewhere in this Agreement,* Seller shall have the obligation, at Seller's expense, to satisfy and remove such disapproved monetary encumbrance at or before the Closing.

~~(g) *Survey.* Buyer has 30 or _____ days from the receipt of the Title Commitment and Underlying Documents to satisfy itself with regard to any ALTA title supplement based upon a survey prepared to American Land Title Association ("ALTA") standards for an owner's policy by a licensed surveyor, showing the legal description and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direction and expense. If Buyer has obtained a survey and approved the ALTA title supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of title policy, in which event Buyer shall pay any additional premium attributable thereto.~~

(h) *Intentionally omitted.* ~~Existing Leases and Tenancy Statements. Seller shall within 10 or _____ days of the Date of Agreement provide both Buyer and Escrow Holder with legible copies of all leases, subleases or rental arrangements (collectively, "Existing Leases") affecting the Property, and with a tenancy statement ("Estoppel Certificate") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Certificate. If any tenant fails or refuses to provide an Estoppel Certificate then Seller shall complete and execute an Estoppel Certificate for that tenancy. Buyer has 10 days from the receipt of said Existing Leases and Estoppel Certificates to satisfy itself with regard to the Existing Leases and any other tenancy issues.~~

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(i) Intentionally omitted. ~~Owner's Association. Seller shall within 10 or ______ days of the Date of Agreement provide Buyer with a statement and transfer package from any owner's association servicing the Property. Such transfer package shall at a minimum include: copies of the association's bylaws, articles of incorporation, current budget and financial statement. Buyer has 10 days from the receipt of such documents to satisfy itself with regard to the association.~~

(j) Intentionally omitted. ~~Other Agreements. Seller shall within 10 or ______ days of the Date of Agreement provide Buyer with legible copies of all other agreements ("Other Agreements") known to Seller that will affect the Property after Closing. Buyer has 10 days from the receipt of said Other Agreements to satisfy itself with regard to such Agreements.~~

(k) Intentionally omitted. ~~Financing. If paragraph 5 hereof dealing with a financing contingency has not been stricken, the satisfaction or waiver of such New Loan contingency.~~

(l) Intentionally omitted. ~~Existing Notes. If paragraph 3.1(c) has not been stricken, Seller shall within 10 or ______ days of the Date of Agreement provide Buyer with legible copies of the Existing Notes, Existing Deeds of Trust and related agreements (collectively, "Loan Documents") to which the Property will remain subject after the Closing. Escrow Holder shall promptly request from the holders of the Existing Notes a beneficiary statement ("Beneficiary Statement") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connection with such loan. Buyer has 10 or ______ days from the receipt of the Loan Documents and Beneficiary Statements to satisfy itself with regard to such financing. Buyer's obligation to close is conditioned upon Buyer being able to purchase the Property without acceleration or change in the terms of any Existing Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof.~~

(m) Intentionally omitted. ~~Personal Property. In the event that any personal property is included in the Purchase Price, Buyer has 10 or ______ days from the Date of Agreement to satisfy itself with regard to the title condition of such personal property. Seller recommends that Buyer obtain a UCC-1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affecting such personal property that it is aware of within 10 or ______ days of the Date of Agreement.~~

(n) *Destruction, Damage or Loss.* There shall not have occurred prior to the Closing, a destruction of, or damage or loss to, the Property or any portion thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the option, within 10 days after receipt of written notice of a loss costing more than $10,000.00 to repair or cure, to either terminate this Agreement or to purchase the Property notwithstanding such loss, but without deduction ~~or offset~~ against the Purchase Price *as provided in this clause (n)*. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this Agreement, Buyer shall be entitled to any insurance proceeds applicable to such loss *(including, without limitation, a deduction against the Purchase Price in an amount equal to the reasonable cost of the repair or cure which exceeds the insurance proceeds applicable to such loss (including without limitation, any deductibles or insurance proceeds payable to Seller's lender(s)). Seller shall provide Buyer and Escrow Holder with written notice of any destruction of, or damage or loss to the Property within one (1) business day following the date on which Seller learns of the same (but in all events at least one (1) business day before the Closing), which notice shall, to the extent possible, include a reasonably detailed description of the damage, destruction or loss.* Unless otherwise notified in writing, Escrow Holder shall assume no such destruction, damage or loss has occurred prior to Closing.

(o) *Material Change.* Buyer shall have 10 days following receipt of written notice of a Material Change within which to satisfy itself with regard to such change. **"Material Change"** shall mean a substantial adverse change in the use, occupancy, tenants, title, or condition of the Property that occurs after the date of this offer and prior to the Closing. Unless otherwise notified in writing, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.

(p) *Seller Performance.* The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.

(q) Intentionally omitted. ~~Brokerage Fee. Payment at the Closing of such brokerage fee as is specified in this Agreement or later written instructions to Escrow Holder executed by Seller and Brokers ("Brokerage Fee"). It is agreed by the Parties and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the written consent of Brokers.~~

9.2 All of the contingencies specified in subparagraphs (a) through (m) of paragraph 9.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as **"Buyer's Contingencies."**

9.3 Intentionally omitted. ~~If any of Buyer's Contingencies or any other matter subject to Buyer's approval is disapproved as provided for herein in a timely manner ("Disapproved Item"), Seller shall have the right within 10 days following the receipt of notice of Buyer's disapproval to elect to cure such Disapproved Item prior to the Expected Closing Date ("Seller's Election"). Seller's failure to give to Buyer within such period, written notice of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Election not to cure such Disapproved Item. If Seller elects, either by written notice or failure to give written notice, not to cure a Disapproved Item, Buyer shall have the right, within 10 days after Seller's Election to either accept title to the Property subject to such Disapproved Item, or to terminate this Agreement. Buyer's failure to notify Seller in writing of Buyer's election to accept title to the Property subject to the Disapproved Item without deduction or offset shall constitute Buyer's election to terminate this Agreement. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to the remediation of Hazardous Substance Conditions or to the Financing Contingency. Unless the Parties mutually instruct otherwise, if the time periods for the satisfaction of contingencies or for Seller's and Buyer's elections would expire on a date after the Expected Closing Date, the Expected Closing Date shall be deemed extended for 3 business days following the expiration of: (a) the applicable contingency period(s), (b) the period within which the Seller may elect to cure the Disapproved Item, or (c) if Seller elects not to cure, the period within which Buyer may elect to proceed with this transaction, whichever is later.~~

9.4 ~~Buyer understands and agrees that until such time as all Buyer's Contingencies have been satisfied or waived,~~ Seller and/or its agents may ~~shall not~~ solicit, entertain and/or accept back-up offers to purchase the Property.

9.5 The Parties acknowledge that extensive local, state and Federal legislation establish broad liability upon owners and/or users of real property for the investigation and remediation of Hazardous Substances. ~~The determination of the existence of a Hazardous Substance Condition and the evaluation of the impact of such a condition are highly technical and beyond the expertise of Brokers. The Parties acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining properties, and Buyer and Seller are not relying upon any investigation by or statement of Brokers with respect thereto.~~ The Parties hereby assume all responsibility for the impact of such Hazardous Substances upon their respective interests herein.

10. Documents Required at or Before Closing:

10.1 ~~Five days prior~~ *Prior* to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Parties.

10.2 Seller shall deliver to Escrow Holder in time for delivery to Buyer at the Closing:

(a) Grant or general warranty deed, duly executed and in recordable form, conveying fee title to the Property to Buyer *in the form attached hereto and incorporated herein as Exhibit "B"*.

(b) Intentionally omitted. ~~If applicable, the Beneficiary Statements concerning Existing Note(s).~~

(c) Intentionally omitted. ~~If applicable, the Existing Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Existing Leases shall be on the most recent Assignment and Assumption of Lessor's Interest in Lease form published by the AIR or its equivalent.~~

(d) Intentionally omitted. ~~If applicable, Estoppel Certificates executed by Seller and/or the tenant(s) of the Property.~~

(e) An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.

(f) If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a "nonresident" within the meaning of California Revenue and Tax Code Section 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.

(g) Intentionally omitted. ~~If applicable, a bill of sale, duly executed, conveying title to any included personal property to Buyer.~~

(h) If the Seller is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the sale of the Property.

10.3 Buyer shall deliver to Seller through Escrow:

(a) The cash portion of the Purchase Price and such additional sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder in immediately collectable funds~~, no later than 2:00 P.M. on the business day prior to the Expected Closing Date~~.

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(b) *Intentionally omitted.* ~~If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of notice of the status of payment of real property taxes during the life of the Purchase Money Note.~~

(c) *Intentionally omitted.* ~~The Assignment and Assumption of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.~~

(d) *Intentionally omitted.* ~~Assumptions duly executed by Buyer of the obligations of Seller that accrue after Closing under any Other Agreements.~~

(e) *Intentionally omitted.* ~~If applicable, a written assumption duly executed by Buyer of the loan documents with respect to Existing Notes.~~

(f) If the Buyer is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the purchase of the Property.

In addition to the foregoing, prior to the Closing Seller and Buyer shall deliver to each other outside of Escrow such documents and instruments as required to evidence the grant to Seller of a membership interest in Buyer.

10.4 At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 9.1(g)) owner's form policy of title insurance effective as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring title to the Property vested in Buyer, subject only to the exceptions approved by Buyer. ~~In the event there is a Purchase Money Deed of Trust in this transaction, the policy of title insurance shall be a joint protection policy insuring both Buyer and Seller.~~

IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

11. Prorations and Adjustments.

11.1 *Taxes.* Applicable real property taxes and special assessment bonds shall be *paid by Seller* ~~prorated~~ through Escrow as of the date of the Closing, based upon the latest tax bill available. *Seller agrees to pay* ~~The Parties agree to prorate as of the Closing~~ any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the ~~prorated~~ amount *due* shall be made promptly in cash upon receipt of a copy of any supplemental bill.

11.2 *Insurance.* ~~**WARNING:** Any insurance which Seller may have maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.~~ *Seller to maintain insurance on the Property after the Closing as required under the Lease Agreement.*

11.3 *Intentionally omitted.* ~~Rentals, Interest and Expenses. Scheduled rentals, interest on Existing Notes, utilities, and operating expenses shall be prorated as of the date of Closing. The Parties agree to promptly adjust between themselves outside of Escrow any rents received after the Closing.~~

11.4 *Intentionally omitted.* ~~Security Deposit. Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.~~

11.5 *Post Closing Matters.* Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Parties by appropriate cash payment outside of the Escrow when the amount due is determined.

11.6 *Intentionally omitted.* ~~Variations in Existing Note Balances. In the event that Buyer is purchasing the Property subject to an Existing Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Existing Note(s) discloses that the unpaid principal balance of such Existing Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("Existing Note Variation"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Existing Note Variation. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Existing Note Variation.~~

11.7 *Intentionally omitted.* ~~Variations in New Loan Balance. In the event Buyer is obtaining a New Loan and the amount ultimately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.~~

11.8 *Intentionally omitted.* ~~Owner's Association Fees. Escrow Holder shall: (i) bring Seller's account with the association current and pay any delinquencies or transfer fees from Seller's proceeds, and (ii) pay any up front fees required by the association from Buyer's funds.~~

12. Representations and Warranties of Seller and Disclaimers.

12.1 Seller's warranties and representations shall survive the Closing and delivery of the deed for a period of 3 years, and, are true, material and relied upon by Buyer ~~and Brokers~~ in all respects. Seller hereby makes the following warranties and representations to Buyer ~~and Brokers~~:

(a) *Authority of Seller.* Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obligations hereunder.

(b) *Maintenance During Escrow and Equipment Condition At Closing.* Except as otherwise provided in paragraph 9.1(m) hereof, Seller shall maintain the Property until the Closing in its present condition, ordinary wear and tear excepted.

(c) *Hazardous Substances/Storage Tanks.* Seller has no knowledge, except as otherwise disclosed to Buyer in writing, of the existence or prior existence on the Property of any Hazardous Substance, nor of the existence or prior existence of any above or below ground storage tank.

(d) Compliance. Seller has no knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company requiring any investigation, remediation, repair, maintenance or improvement be performed on the Property.

(e) *Changes in Agreements.* Prior to the Closing, Seller will not violate or modify any Existing Lease or Other Agreement, or create any new leases or other agreements affecting the Property, without Buyer's written approval, which approval will not be unreasonably withheld.

(f) *Possessory Rights.* Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property~~, except as disclosed by this Agreement or otherwise in writing to Buyer.~~ *; provided however Seller shall have a right to possess the Property at Closing pursuant to the lease agreement that Seller and Buyer will enter into concurrently with Closing.*

(g) *Mechanics' Liens.* There are no unsatisfied mechanics' or materialmens' lien rights concerning the Property.

(h) *Actions, Suits or Proceedings.* Seller has no knowledge of any actions, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or utilize same.

(i) *Notice of Changes.* Seller will promptly notify Buyer and Brokers in writing of any Material Change (see paragraph 9.1(c)) affecting the Property that becomes known to Seller prior to the Closing.

(j) *Intentionally omitted.* ~~No Tenant Bankruptcy Proceedings. Seller has no notice or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.~~

(k) *No Seller Bankruptcy Proceedings.* Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

(l) *Intentionally omitted.* ~~Personal Property. Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the Purchase Price nor knowledge of any liens or encumbrances affecting such personal property, except as disclosed by this Agreement or otherwise in writing to Buyer.~~

12.2 Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its existing condition and will, by the time called for herein, make or have waived all inspections of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Parties acknowledge that, except as otherwise stated in this Agreement, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, or any aspect of the occupational safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.

12.3 *Intentionally omitted.* ~~In the event that Buyer learns that a Seller representation or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer waives any right that it may have to bring an action or proceeding against Seller or Brokers regarding said representation or warranty.~~

12.4 Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representatives, have been delivered as an accommodation to Buyer and without any representation or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and investigate the Property.

13. Possession.

Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Existing Leases. *Seller shall have the right to possess the Property pursuant to the lease agreement that Seller and Buyer will enter into concurrently with Closing.*

14. Buyer's Entry.

At any time during the Escrow period, Buyer, and its agents and representatives, shall have the right at reasonable times and subject to rights of tenants, to enter upon the Property for the purpose of making inspections and tests specified in this Agreement. No destructive testing shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise

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directed in writing by Seller, Buyer shall return the Property to the condition it was in prior to such entry or work, including the recompaction or removal of any disrupted soil or material as Seller may reasonably direct. All such inspections and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabilities, losses, expenses (including reasonable attorneys' fees), damages, including those for injury to person or property, arising out of or relating to any such work or materials or the acts or omissions of Buyer, its agents or employees in connection therewith; *provided however, that Buyer shall have no obligation to indemnify, defend or protect or hold Seller harmless from any conditions which already exist on, under or about the Property which are discovered as a result of such acts or omissions of Buyer, its members, officers, agents, or employees in connection therewith, except to the extent that such conditions are exacerbated by Buyer.*

15. Further Documents and Assurances.
The Parties shall each, diligently and in good faith, undertake all actions and procedures reasonably required to place the Escrow in condition for Closing as and when required by this Agreement. The Parties agree to provide all further information, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.

16. Attorneys' Fees.
If any Party ~~or Broker~~ brings an action or proceeding (including arbitration) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term **"Prevailing Party"** shall include, without limitation, a Party ~~or Broker~~ who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party ~~or Broker~~ of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

17. Prior Agreements/Amendments.
17.1 This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.
17.2 Amendments to this Agreement are effective only if made in writing and executed by Buyer and Seller.

18. Broker's Rights.
18.1 *Intentionally omitted.* ~~If this sale is not consummated due to the default of either the Buyer or Seller, the defaulting Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaulting party, payment of said Brokerage Fee is in addition to any obligation with respect to liquidated or other damages.~~
~~18.2 Upon the Closing, Brokers are authorized to publicize the facts of this transaction.~~

19. Notices.
19.1 Whenever any Party, Escrow Holder ~~or Brokers~~ herein shall desire to give or serve any notice, demand, request, approval, disapproval or other communication, each such communication shall be in writing and shall be delivered personally, by messenger or by mail, postage prepaid, to the address set forth in this Agreement or by facsimile transmission.
19.2 Service of any such communication shall be deemed made on the date of actual receipt if personally delivered. Any such communication sent by regular mail shall be deemed given 48 hours after the same is mailed. Communications sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours after delivery of the same to the Postal Service or courier. Communications transmitted by facsimile transmission shall be deemed delivered upon telephonic confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If such communication is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.
19.3 Any Party ~~or Broker~~ hereto may from time to time, by notice in writing, designate a different address to which, or a different person or additional persons to whom, all communications are thereafter to be made. *The attorney for any party may give a notice on behalf of its client and any such notice shall be deemed to have been given from the attorney's client.*

~~20. Duration of Offer.~~
~~20.1 If this offer is not accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of __________ on the date of __________, it shall be deemed automatically revoked.~~
~~20.2 The acceptance of this offer, or of any subsequent counteroffer hereto, that creates an agreement between the Parties as described in paragraph 1.2, shall be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counteroffer.~~

21. LIQUIDATED DAMAGES. <u>(This Liquidated Damages paragraph is applicable only if initialed by both Parties).</u>
THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF \$100,000.00 **. UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER.**

__________ *Buyer Initials* __________ *Seller Initials*

22. ARBITRATION OF DISPUTES. *(This Arbitration of Disputes paragraph is applicable only if initialed by both Parties.)*
22.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO THE LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF DEPOSIT MONEY, SHALL BE DETERMINED BY BINDING ARBITRATION BY, AND UNDER THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION (**"COMMERCIAL RULES"**). ARBITRATION HEARINGS SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. ANY SUCH CONTROVERSY SHALL BE ARBITRATED BY 3 ARBITRATORS WHO SHALL BE IMPARTIAL REAL ESTATE BROKERS WITH AT LEAST 5 YEARS OF FULL TIME EXPERIENCE IN BOTH THE AREA WHERE THE PROPERTY IS LOCATED AND THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT. THEY SHALL BE APPOINTED UNDER THE COMMERCIAL RULES. THE ARBITRATORS SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW, THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT AND ANY AMENDMENTS THERETO, AND UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING. PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED IN ACCORDANCE WITH THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE AWARD SHALL BE EXECUTED BY AT LEAST 2 OF THE 3 ARBITRATORS, BE RENDERED WITHIN 30 DAYS AFTER THE CONCLUSION OF THE HEARING, AND MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 16 HEREOF. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.
22.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATED DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.
22.3 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A

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COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

__________ *Buyer Initials* __________ *Seller Initials*

23. Miscellaneous.

23.1 Binding Effect. This Agreement shall be binding on the Parties without regard to whether or not paragraphs 21 and 22 are initialed by both of the Parties. Paragraphs 21 and 22 are each incorporated into this Agreement only if initialed by both Parties at the time that the Agreement is executed.

23.2 Applicable Law. This Agreement shall be governed by, and paragraph 22.3 is amended to refer to, the laws of the state in which the Property is located.

23.3 Time of Essence. Time is of the essence of this Agreement.

23.4 Counterparts. This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed to combine the signed signature pages on one of the counterparts, which shall then constitute the Agreement.

23.5 Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

23.6 Conflict. Any conflict between the printed provisions of this Agreement and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

23.7 *See Addendum, Paragraph 7.* ~~**1031 Exchange.** Both Seller and Buyer agree to cooperate with each other in the event that either or both wish to participate in a 1031 exchange. Any party initiating an exchange shall bear all costs of such exchange.~~

23.8 Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days.

24. Disclosures Regarding The Nature of a Real Estate Agency Relationship. *Intentionally omitted.*

~~24.1 The Parties and Brokers agree that their relationship(s) shall be governed by the principles set forth in the applicable sections of the California Civil Code, as summarized in paragraph 24.2.~~

~~24.2 When entering into a discussion with a real estate agent regarding a real estate transaction, a Buyer or Seller should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Buyer and Seller acknowledge being advised by the Brokers in this transaction, as follows:~~

~~(a) *Seller's Agent.* A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirmative obligations: (1) *To the Seller:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.~~

~~(b) *Buyer's Agent.* A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations. (1) *To the Buyer:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.~~

~~(c) *Agent Representing Both Seller and Buyer.* A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other duties to the Seller and the Buyer as stated above in their respective sections (a) or (b) of this paragraph 24.2. (2) In representing both Seller and Buyer, the agent may not without the express permission of the respective Party, disclose to the other Party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. (3) The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.~~

~~(d) *Further Disclosures.* Throughout this transaction Buyer and Seller may receive more than one disclosure, depending upon the number of agents assisting in the transaction. Buyer and Seller should each read its contents each time it is presented, considering the relationship between them and the real estate agent in this transaction and that disclosure. Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this transaction may be brought against Broker more than one year after the Date of Agreement and that the liability (including court costs and attorneys' fees), of any Broker with respect to any breach of duty, error or omission relating to this Agreement shall not exceed the fee received by such Broker pursuant to this Agreement; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.~~

24.3 ~~*Confidential Information:* Buyer and Seller agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.~~

25. Construction of Agreement. In construing this Agreement, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days. This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

26 Additional Provisions:

Additional provisions of this offer, if any, are as follows or are attached hereto by an addendum consisting of paragraphs ___1___ through ___12___. (If there are no additional provisions write "NONE".)

Also attached hereto are Exhibit A (Legal Description of the Property) and Exhibit B (the Form of Grant Deed)

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ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS AGREEMENT.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE INTEGRITY AND CONDITION OF ANY STRUCTURES AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USE.

WARNING: IF THE PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THIS AGREEMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTE:

1. THIS FORM IS NOT FOR USE IN CONNECTION WITH THE SALE OF RESIDENTIAL PROPERTY.
2. IF THE BUYER IS A CORPORATION, IT IS RECOMMENDED THAT THIS AGREEMENT BE SIGNED BY TWO CORPORATE OFFICERS.

The undersigned Buyer offers and agrees to buy the Property on the terms and conditions stated and acknowledges receipt of a copy hereof.

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BROKER:

N/A

Attn:
Title:
Address:

Telephone:( )
Facsimile:( )

Email:

Federal ID No.

Broker/Agent DRE License #:

BUYER:

By: [signature]
Date:
Name Printed: William J. Barrett
Title: President
Telephone:( )
Facsimile:( )
Email:

By: [signature]
Date:
Name Printed: Ann C. W. Green
Title: Secretary
Address:

Telephone:( )
Facsimile:( )
Email:
Federal ID No.

27. Acceptance.

27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

27.2 Seller acknowledges that Brokers have been retained to locate a Buyer and are the procuring cause of the purchase and sale of the Property set forth in this Agreement. In consideration of real estate brokerage service rendered by Brokers, Seller agrees to pay Brokers a real estate Brokerage Fee in a sum equal to ________ % of the Purchase Price to be divided between the Brokers as follows: Seller Broker ________ % and Buyer Broker ________ %. This Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such Brokerage Fee to Brokers out of the proceeds accruing to the account of Seller at the Closing.

27.3 Seller acknowledges receipt of a copy hereof and authorizes Brokers to deliver a signed copy to Buyer.

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

BROKER:

N/A

Attn:
Title:
Address:

Telephone:( )
Facsimile:( )
Email:
Federal ID No.:

Broker/Agent DRE License #:

SELLER:

By:
Date:
Name Printed: Kim Korth
Title: President
Telephone:( )
Facsimile:( )
Email:

By:
Date:
Name Printed: Matthew W. Long
Title: Assistant Secretary
Address:

Telephone:( )
Facsimile:( )
Email:
Federal ID No.:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2003 By AIR Commercial Real Estate Association.
All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

PAGE 9 OF 9

INITIALS

INITIALS

©2003 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFA-8-10/10E

BROKER:	BUYER:
N/A	BFG2011 LIMITED LIABILITY COMPANY a New Jersey limited liability company, doing business in California as "22135 Alessandro, LLC"
Attn:	
Title:	By:
Address:	Date:
	Name Printed: William J. Barrett
Telephone:( )	Title: President
Facsimile:( )	Telephone:( )
	Facsimile:( )
Email:	Email:
Federal ID No.	By:
	Date:
	Name Printed: Ann C. W. Green
Broker/Agent DRE License #:	Title: Secretary
	Address:
	Telephone:( )
	Facsimile:( )
	Email:
	Federal ID No.

27. Acceptance.

27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

27.2 Seller acknowledges that Brokers have been retained to locate a Buyer and are the procuring cause of the purchase and sale of the Property set forth in this Agreement. In consideration of real estate brokerage service rendered by Brokers, Seller agrees to pay Brokers a real estate Brokerage Fee in a sum equal to ________ % of the Purchase Price to be divided between the Brokers as follows: Seller Broker ________ % and Buyer Broker ________ %. This Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such Brokerage Fee to Brokers out of the proceeds accruing to the account of Seller at the Closing.

27.3 Seller acknowledges receipt of a copy hereof and authorizes Brokers to deliver a signed copy to Buyer.

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

BROKER:	SELLER:
N/A	Supreme Indiana Operations, Inc., a Delaware corporation, successor-in-interest by merger to Supreme Properties West, Inc., a Delaware corporation
Attn:	
Title:	By: [signature]
Address:	Date: 5/4/11
Telephone:( )	Name Printed: Kim Korth
Facsimile:( )	Title: President
Email:	Telephone:( )
Federal ID No.:	Facsimile:( )
	Email:
Broker/Agent DRE License #:	By: [signature]
	Date: 5/4/11
	Name Printed: Matthew W. Long
	Title: Assistant Secretary
	Address:
	Telephone:( )
	Facsimile:( )
	Email:
	Federal ID No.:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2003 By AIR Commercial Real Estate Association.
All rights reserved.
No part of these works may be reproduced in any form without permission in writing.

KK
INITIALS

PAGE 9 OF 9

INITIALS

©2003 - AIR COMMERCIAL REAL ESTATE ASSOCIATION

FORM OFA-8-10/10E

ADDENDUM TO STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE

THIS ADDENDUM TO STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE (“Addendum”) is made and entered into as of this 3rd of May, 2011 by and between BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 ALESSANDRO, LLC” (“Buyer”), and SUPREME INDIANA OPERATIONS, INC., a Delaware corporation as successor-in-interest by merger to Supreme Properties West, Inc., a Delaware corporation (“Seller”), and is attached to and incorporated into that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (the “Form Agreement”).  The Form Agreement and this Addendum are collectively referred to as the “Agreement”.  Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Form Agreement.  To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Form Agreement, the terms of this Addendum shall control.

1.             Independent Consideration.  Buyer shall deliver to Seller, concurrently with Buyer’s execution and delivery of this Agreement, the sum of $100.00 as independent consideration (the “Independent Consideration”) for Seller’s execution of this Agreement and granting to Buyer the right to inspect the Property prior to the Inspection Deadline as provided in this Agreement.  The Independent Consideration shall be non-refundable to Buyer in all circumstances (including any termination of this Agreement due to a Seller default) and shall not be applicable to the Purchase Price at Closing.

2.             Date and Manner of Closing.  Escrow Holder shall close the Escrow, provided that all conditions to closing contained in this Agreement have been satisfied (or deemed satisfied) or waived in writing, no later than 11:00 a.m. Pacific time on May 6, 2011, by recording and delivering all documents and funds as set forth in Paragraph 8 of the Form Agreement.

3.             Inspection Deadline.  Notwithstanding anything to the contrary contained in the Form Agreement, Buyer shall have until the date which is one (1) day prior to Closing (the “Inspection Deadline”) to approve or disapprove any matter concerning the Property or this transaction (including, without limitation, the inspections described in Paragraph 9 of the Form Agreement and this Addendum), in Buyer’s sole and absolute discretion.  If the Inspection Deadline shall fall on, or follow, a Saturday, Sunday or legal holiday, then the Inspection Deadline shall be the second business day thereafter.  If Buyer fails to so notify Seller by or before the Inspection Deadline, as set forth above, then Buyer shall be deemed to have waived any Buyer Contingency which is scheduled to expire upon the Inspection Deadline.  If Buyer notifies Seller by or before the Inspection Deadline of Buyer’s disapproval of any matter concerning the Property or this transaction, this Agreement shall terminate, the Deposit shall immediately be returned to Buyer, and no further obligations shall exist between the parties, except as expressly provided in this Agreement.  Notwithstanding anything to the contrary contained in the Form Agreement, Seller shall have no right to cure any matter disapproved by Buyer, unless Buyer consents to such cure, in its sole and absolute discretion.  The preceding sentence is not intended to impose any obligation upon Seller to cure matters disapproved by Buyer if such obligation to cure is not imposed elsewhere in this Agreement.  Without limiting

Buyer’s other inspection rights under the Form Agreement, Seller, between the Date of Agreement and the Closing or the earlier termination of this Agreement, shall permit, and cooperate with, Buyer and its representatives and consultants access to the Property and Seller’s officers) for the purpose of conducting Buyer’s investigation of the Property and Seller’s books and records concerning the Property as provided in this Agreement.

4.             Representations and Warranties of Seller and Disclaimers.  The following representations and warranties are hereby inserted at the end of Paragraph 12.1 of the Form Agreement:

(a)           Except as granted in connection with this Agreement, Seller has not entered into any executory contracts for the sale of the Property, and there do not exist any rights of first refusal or options to purchase the Property;

(b)           Except as granted in connection with this Agreement, there are no leases, occupancy rights, or agreements with respect to or affecting the Property; and

(c)           Seller will not during the Escrow period take or omit to take any action which would result in any material changes in or to the Property, except as required by applicable law.

5.             Costs of Transaction.  Notwithstanding any provision in this Agreement to the contrary, the parties agree that Seller shall be responsible for all costs and expenses relating to the purchase and sale of the Property, including, without limitation: any county or city transfer taxes relating to the purchase and sale of the Property; any escrow charges; any recording fees; any title premium costs, any loan costs (including, without limitation, any points or fees payable for any loan secured by the Property, the Buyer’s title insurance policy, the title insurance policy for Buyer’s lender, any optionee title insurance policy for Seller and any endorsements to any of the foregoing); any brokerage commissions or finder’s fees relating to the purchase and sale of the Property and the transactions contemplated herein; any diligence costs incurred by Buyer; and any costs incurred by Buyer (including, without limitation, attorneys’ fees) relating to or arising out of the preparation, negotiation and closing of this Agreement and/or any other transactions contemplated under this Agreement.  This Paragraph 5 shall not be deemed to limit Paragraph 8.5 of the Form Agreement.

6.             Seller’s Indemnification of Buyer.  Without limiting any representations and warranties under the Agreement, Seller shall indemnify, defend and hold harmless Buyer and Buyer’s managers, members, officers, directors, employees and agents from and against any losses, damages (whether general, punitive or otherwise), liabilities, claims, causes of action, judgments and other costs and expenses, including attorneys’ fees and court costs, incurred by or liability imposed on Seller relating to or arising out the condition of the Property as of the Closing (including, without limitation, the existence of any Hazardous Materials on, under or about the Property) and/or relating to or arising out of any breach by Seller of its representations and warranties under this Agreement.  The indemnification under this Paragraph shall survive the Close of Escrow.   Should Seller at any time default in or fail to perform or observe any of its obligations under this Paragraph, after written notice thereof from Buyer and reasonable opportunity to cure such default or failure to perform, Buyer shall have the right, but not the duty, without limitation upon any of Buyer’s rights pursuant thereto, to perform the same, and Seller agrees to pay to Buyer, on demand, all costs and expenses reasonably incurred by Buyer in connection therewith, including, without limitation, reasonable attorneys’ fees, together with interest from the date of expenditure at the annual rate of interest of ten percent (10%).

7.             Exchange.  Either party may decide to have this transaction qualify as part of a tax deferred exchange under Section 1031 of the Internal Revenue Code, in which case the other party agrees to cooperate with such exchange; provided, however, the exchanging party(ies) shall indemnify and hold the non-exchanging parties harmless from any additional third party cost or expense incurred in connection with such exchange, and no party will be required to any way act as a purchaser or seller of any property other than the Property.  This indemnity and hold-harmless shall survive the Closing.  The inability of any party to effect an exchange shall not relieve that party of its obligation to conclude the transactions contemplated by this Agreement.  Subject to the preceding, this Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns.

8.             Conditions to the Closing.  Without limiting or modifying any conditions set forth in the Form Agreement, the parties acknowledge and agree that Buyer’s obligation to consummate the purchase of the Property are subject to the satisfaction of the following additional conditions:

(a)           The issuance of (or the unconditional commitment to issue) a CLTA Standard Owner’s Policy of Title Insurance (“Title Policy”) by the Title Company insuring the interest of Buyer as owner of the Property in the full amount of the Purchase Price for the Property, showing title to the Property vested in Buyer subject only to the matters approved in writing by Buyer pursuant to Paragraph 9.1(f) of the Form Agreement.

(b)           Seller’s execution and delivery of all of the documents and instruments required to consummate this purchase and sale of the Property (including, without limitation, any required grant deeds, certificates required under Section 10.2 of the Form Agreement and transfers of any licenses and/or permits pursuant to which Seller is presently operating the Property).

(c)           The accuracy of all of the representations and warranties in any material respect made by Seller hereunder as of the Close of Escrow.

(d)           There has been no material adverse change in the Property from or after the expiration of Buyer’s Contingencies under Paragraph 9.1 of the Form Agreement.

(e)           Seller has executed a lease agreement with an option to purchase rider, and memorandum of lease, option to purchase and right of first refusal (the “Lease”) pursuant to which Seller will lease the Property from Buyer on terms and conditions acceptable to Buyer.

If and to the extent that any condition to Buyer’s obligation to consummate the purchase of the Property fails to be satisfied, then Buyer may either (i) waive such condition and proceed with the close of escrow, or (ii) terminate the Agreement in which event Buyer’s earnest money deposit shall be immediately refunded and neither party shall have any further obligation to the other party.

9.             Interpretation; Facsimile Execution.  This Agreement shall be deemed to have been drafted by both parties and shall not be interpreted against any person as drafter.  In addition, prior drafts of this Agreement shall not be used in any way to interpret the provisions hereof.  A signature on this Agreement transmitted by facsimile shall be deemed the equivalent of an original “wet” ink signature for all purposes.

10.          Exhibits.  Attached hereto, and incorporated herein, are the legal description of the Property and the form of the Grant Deed, as Exhibits A and B, respectively.

11.          Return of Buyer’s Deposit.  If the purchase and sale of the Property pursuant to this Agreement is terminated other than as a result of a material default by Buyer, then Seller shall pay to Buyer that portion of the Purchase Price delivered by Buyer to Seller outside of Escrow as shown in Paragraph 3.1(b) of the Form Agreement (“Buyer’s Deposit”); provided however, Seller’s obligation to return Buyer’s Deposit is subordinate to Seller’s obligations under an existing financing with J.P. Morgan Chase Bank, N.A. (“Seller’s Existing Financing”).  In the event that Seller is unable to pay to Buyer the Buyer’s Deposit as a result of its obligations under Seller’s Existing Financing, Seller shall pay to Buyer the Buyer’s Deposit upon the refinance or payoff of Seller’s Existing Financing.

12.          Purchase Price.  The parties acknowledge that the Property presently has a value of $4,100,000.00 (the “Purchase Price”).  The parties further acknowledge that there are certain aspects of this pending purchase and sale transaction (including, without limitation, no brokerage fees and the fact that the sale can be classified as a “distressed sale”) require a credit adjustment of $505,000.00 (the “Credit”) towards the Purchase Price for purposes of this Agreement.   In accordance with the foregoing, the Purchase Price will be paid as follows:

(a)                                 Total Purchase Price:  $4,100,000.00;

(b)                                 Amount previously paid by Buyer to Seller as a good faith deposit (as referenced in Paragraph 4.2 of the Form Agreement): $100,000.00;

(c)                                  Amount of Cash to be delivered by Buyer at the Closing:  $3,000,000.00;

(d)                                 Value of Equity Interest in BFG2011 Limited Liability Company to be delivered to Buyer outside of Escrow:  $495,000.00; and

(e)                                  Amount of the Credit:  $505,000.00.

IN WITNESS WHEREOF, the parties have executed this Addendum to Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate concurrently with the execution of the Standard Offer Agreement and Escrow Instructions for the Purchase of Real Estate.

BUYER:	BFG2011 Limited Liability Company,
a New Jersey limited liability company,
doing business in California as
“22135 Alessandro, LLC”

	By:	/s/ William J. Barrett
Name: William J. Barrett
Title: President

	By:	/s/ Ann C. W. Green
Name: Ann C. W. Green
Title: Secretary

SELLER:	Supreme Indiana Operations, Inc.,
a Delaware corporation,
as successor-in-interest by merger to Supreme Properties West, Inc., a Delaware corporation

	By:	/s/ Kim Korth
Name: Kim Korth
Title: President

	By:	/s/ Matthew W. Long
Name: Matthew W. Long
Title: Assistant Secretary

EXHIBIT “A”

Legal Description

The land referred to in this Agreement is in the State of California, County of Riverside and is described as follows:

PARCEL 1:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE PER INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116.. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE SOUTH 00° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ALONG THE EAST LINE OF SAID LOT 2; THENCE NORTH 0° 16’ 40” EAST ALONG SAID EAST LINE A DISTANCE OF 590.05 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE AS INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 0° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ON THE EAST LINE

OF SAID LOT 2; THENCE SOUTH 00° 16’ 40” WEST ALONG SAID EAST LINE A DISTANCE OF 656.41 FEET TO THE SOUTHEAST CORNER OF SAID LOT 2; THENCE SOUTH 89° 44’ 11” WEST ALONG THE SOUTH LINE OF SAID LOT 2 A DISTANCE OF 698.00 FEET TO A POINT LYING 624.81 FEET FROM THE SOUTHWEST CORNER OF SAID LOT 2, AS MEASURED ALONG SAID SOUTH LINE; THENCE NORTH 01° 11’00” WEST A DISTANCE OF 613.83 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 39.84 FEET; THENCE NORTH 00° 26’ 21” WEST A DISTANCE OF 455.44 FEET; THENCE SOUTH 89° 47’ 15” EAST A DISTANCE OF 52.02 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 4 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 3:

AN UNDIVIDED 2/3RDS INTEREST IN AND TO THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE, AS INSTRUMENT NO. 65695 RECORDED JUNE18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. . .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE NORTH 89° 47’ 15” WEST A DISTANCE OF 52.02 FEET; THENCE NORTH 47° 36’ 28” EAST A DISTANCE OF 170.77 FEET; THENCE NORTH 01° 17’ 29” WEST A DISTANCE OF 52.00 FEET TO A POINT ON SAID NORTH LINE; THENCE NORTH 88° 42’ 32” EAST ALONG SAID NORTH LINE A DISTANCE OF 60.00 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL A OF PARCEL MAP WAIVER/ CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

EXHIBIT “B”
Grant Deed

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

BFG2011 Limited Liability Company ,

doing business in California as

“22135 Alessandro, LLC”

636 River Road
Fair Haven, NJ  07704
Attention:  Ann C. W. Green

MAIL TAX STATEMENT TO:

Supreme Indiana Operations, Inc.

2581 Kercher Road
Goshen, IN  46528
Attention:  Mr. Matthew W. Long

(Space Above Line for Recorder’s Use Only)
APN: 297-130-034-1, 297, 297-130-037-4 and 297-130-038-5

GRANT DEED

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

FOR VALUE RECEIVED, SUPREME INDIANA OPERATIONS, INC., a Delaware corporation as successor-in-interest by merger to Supreme Properties West, Inc., a Delaware corporation (“Grantor”), grants to BFG2011 LIMITED LIABILITY COMPANY, a New Jersey limited liability company, doing business in California as “22135 ALESSANDRO, LLC” (“Grantee”), all that certain real property situated in the City of Moreno Valley, County of Riverside, State of California, described on Schedule 1 attached hereto and by this reference incorporated herein (the “Property”).

IN WITNESS WHEREOF, the Grantor has executed this Grant Deed as of April      , 2011.

SUPREME INDIANA OPERATIONS, INC., a Delaware corporation as successor-in-interest by merger to Supreme Properties West, Inc., a Delaware corporation

By:
Name:	Kim Korth
Title:	President

By:
Name:	Matthew W. Long
Title:	Assistant Secretary

STATE OF	)
	)	ss.
COUNTY OF	)

On April       , 2011 before me,                                      , Notary Public, personally appeared Kim Korth, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                            that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

STATE OF	)
	)	ss.
COUNTY OF	)

On April       , 2011 before me,                                          , Notary Public, personally appeared Matthew W. Long, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                        that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

Schedule 1
Legal Description

The land referred to in this Agreement is in the State of California, County of Riverside and is described as follows:

PARCEL 1:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE PER INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116.. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE SOUTH 00° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ALONG THE EAST LINE OF SAID LOT 2; THENCE NORTH 0° 16’ 40” EAST ALONG SAID EAST LINE A DISTANCE OF 590.05 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 1 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 2:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE AS INSTRUMENT NO. 65695, RECORDED JUNE 18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET; THENCE SOUTH 01° 17’ 29” EAST DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 0° 12’ 45” WEST A DISTANCE OF 424.18 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 627.22 FEET TO A POINT ON THE EAST LINE OF SAID LOT 2; THENCE SOUTH 00° 16’ 40” WEST ALONG SAID EAST LINE A DISTANCE OF 656.41 FEET TO THE SOUTHEAST CORNER OF SAID LOT 2; THENCE SOUTH 89° 44’ 11” WEST

ALONG THE SOUTH LINE OF SAID LOT 2 A DISTANCE OF 698.00 FEET TO A POINT LYING 624.81 FEET FROM THE SOUTHWEST CORNER OF SAID LOT 2, AS MEASURED ALONG SAID SOUTH LINE; THENCE NORTH 01° 11’00” WEST A DISTANCE OF 613.83 FEET; THENCE NORTH 88° 43’ 24” EAST A DISTANCE OF 39.84 FEET; THENCE NORTH 00° 26’ 21” WEST A DISTANCE OF 455.44 FEET; THENCE SOUTH 89° 47’ 15” EAST A DISTANCE OF 52.02 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL 4 OF PARCEL MAP WAIVER/CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.

PARCEL 3:

AN UNDIVIDED 2/3RDS INTEREST IN AND TO THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 2 OF BLOCK 13 OF THE ALESSANDRO TRACT, IN THE CITY OF MORENO VALLEY, COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 6 PAGE 13 OF MAPS, RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT ON THE EAST LINE OF SAID LOT 2 ALONG THE SOUTH LINE OF THE NORTHERLY RECTANGULAR 60.00 FEET CONVEYED TO THE COUNTY OF RIVERSIDE, AS INSTRUMENT NO. 65695 RECORDED JUNE18, 1971, SAID POINT ALSO SHOWN AS THE NORTHEAST CORNER OF SAID LOT AND DESCRIBED WITH A “FOUND 1” I.P. AND PLASTIC PLUG RCE 13116. . .“ ON RECORD OF SURVEY RECORDED IN BOOK 84 PAGE 1, RECORDS OF RIVERSIDE COUNTY, CALIFORNIA;

THENCE SOUTH 88° 42’ 32” WEST ALONG THE NORTH LINE OF SAID LOT AS SHOWN ON SAID RECORD OF SURVEY A DISTANCE OF 495.56 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 01° 17’ 29” EAST A DISTANCE OF 80.00 FEET; THENCE SOUTH 56° 38’ 33” WEST A DISTANCE OF 161.29 FEET; THENCE NORTH 89° 47’ 15” WEST A DISTANCE OF 52.02 FEET; THENCE NORTH 47° 36’ 28” EAST A DISTANCE OF 170.77 FEET; THENCE NORTH 01° 17’ 29” WEST A DISTANCE OF 52.00 FEET TO A POINT ON SAID NORTH LINE; THENCE NORTH 88° 42’ 32” EAST ALONG SAID NORTH LINE A DISTANCE OF 60.00 FEET TO THE POINT OF BEGINNING AND THE END OF THIS DESCRIPTION.

SAID DESCRIPTION IS ALSO KNOWN AS PARCEL A OF PARCEL MAP WAIVER/ CERTIFICATE OF COMPLIANCE NO. 2114, RECORDED JUNE 23, 1995 AS INSTRUMENT NO. 204095 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA.